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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 30, 1996
                                                      ------------------


                  HEALTHDYNE INFORMATION ENTERPRISES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Georgia                      0-270576                   58-2112366
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(State or other               (Commission                 (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)




1850 Parkway Place, Suite 1100, Marietta, Georgia             30067
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     Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code  (770)423-8450
                                                          -------------




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        Former name or former address, if changed since last report)



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ITEM 5 Other Events

     On October 23, 1996, Healthdyne Information Enterprises, Inc. (the "Company") announced its third-quarter financial results for the period ended September 30, 1996. The information contained in such press release is hereby incorporated by reference into this Report.


ITEM 7 Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99 Press Release of the Company dated October 23, 1996, regarding third-quarter financial results for the period ended September 30, 1996.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HEALTHDYNE INFORMATION ENTEPRISES, INC.
                                     Registrant



                                     /s/ Joseph G. Bleser
                                     ------------------------------------------
                                     Joseph G. Bleser
                                     Vice President-Finance, Chief Financial
                                     Officer, Treasurer and Secretary



Dated: October 28, 1996



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                                 EXHIBIT INDEX




Exhibit
Number   Description
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
  99     Press release of Healthdyne Information Enterprises, Inc. (the
         "Company") dated October 23, 1996, regarding third-quarter financial results for the period ended September 30, 1996